O’Shaughnessy Market Leaders Value Fund

Class I - OFVIX

Supplement dated November 28, 2022 to the Summary Prospectus dated November 28, 2022

On December 31, 2022 James O’Shaughnessy will retire from O’Shaughnessy Asset Management. Effective as of this date Mr. O’Shaughnessy will no longer serve as a portfolio manager of the Fund.

The following disclosure is in effect until December 31, 2022:

Effective until December 31, 2022, the following disclosure replaces the existing similar disclosure that is contained under the “Management” heading in the summary section of the Fund’s prospectus:

Portfolio Managers: The following individuals serve as the Fund’s portfolio managers:

Portfolio Managers	Since	Primary Title with the Adviser
James O’Shaughnessy	2016	Principal, Chairman, and Co-Chief Investment Officer
Christopher Meredith	2016	Principal, Co-Chief Investment Officer and Director of Research
Patrick O’Shaughnessy	2018	Principal and Chief Executive Officer
Scott Bartone	2018	Principal, Portfolio Manager, and Chief Operating Officer
Daniel Nitiutomo	2022	Managing Director and Portfolio Manager
Claire Noel	2022	Managing Director and Portfolio Manager

Please retain with your Summary Prospectus
until December 31, 2022.